GEORGIA INTERNATIONAL MINING CORP.

Exhibit 32.1

FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2009
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Edmond Forister, certify that

1.	I am the Chief Executive Officer and Chief Financial Officer of Georgia International Mining Corp.
2.
Attached to this certification is Form 10-Q for the quarter ended September 30, 2009, a periodic report (the “periodic report”) filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains financial statements.

3.	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
•	The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and
•	The information in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.

December 14, 2009	By:	/s/ Edmond Forister
Edmond Forister
Chief Executive Officer and
Chief Financial Officer